EMPLOYEE BENEFIT PLANS	12 Months Ended
Sep. 30, 2015
Compensation Related Costs [Abstract]
EMPLOYEE BENEFIT PLANS

NOTE 9—EMPLOYEE BENEFIT PLANS:

The Authority maintains a retirement savings plan for its employees under Section 401(k) and Section 401(a) of the Internal Revenue Code (the “Mohegan Retirement and 401(k) Plan”). Under the 401(k) portion of the plan, participants may contribute between 1% and 25% of eligible compensation up to the maximum allowed by the Internal Revenue Code. The Authority may make discretionary matching contributions of 50%, up to the first 3% of participants’ eligible compensation contributed to the 401(k) portion of the plan. In general, employees become eligible for the Mohegan Retirement and 401(k) Plan after 90 days of service and become fully vested after five years of service. Under the retirement portion of the plan, the Authority may make discretionary retirement contributions based on a rate of $0.30 per qualified hour worked. Discretionary retirement contributions have been suspended since February 2009. The Authority contributed $2.2 million, $2.5 million and $2.4 million, net of forfeitures, to the Mohegan Retirement and 401(k) Plan for the fiscal years ended September 30, 2015, 2014 and 2013, respectively.

The Authority, together with the Tribe, maintains a non-qualified deferred compensation plan (the “Deferred Compensation Plan”) for certain key employees. Under the Deferred Compensation Plan, participants may defer up to 100% of their compensation. Participants’ withdrawals, net of contributions and changes in fair value of investments, totaled $942,000, $22,000 and $7.4 million for the fiscal years ended September 30, 2015, 2014 and 2013, respectively.